UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2009
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
     MGM MIRAGE, a Delaware corporation (the “Company”), entered into Amendment No. 7 (“Amendment No. 7”), dated November 4, 2009, to that certain Fifth Amended and Restated Loan Agreement (the “Fifth Loan Agreement”), as previously amended by that certain Amendment No. 1 dated September 30, 2008 (“Amendment No. 1”), that certain Amendment No. 2 and Waiver dated March 16, 2009 (“Amendment No. 2”), that certain Amendment No. 3 dated March 26, 2009 (“Amendment No. 3”), that certain Amendment No. 4 dated April 9, 2009 (“Amendment No. 4”), that certain Amendment No. 5 and Waiver dated April 29, 2009 (“Amendment No. 5”), and that certain Amendment No. 6 and Waiver dated May 12, 2009 (“Amendment No. 6”; the Fifth Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7, collectively, the “Loan Agreement”), by and among the Company, MGM Grand Detroit, LLC (“MGM Grand Detroit”), a Delaware limited liability company, as initial co-borrower, the lenders named in the signature pages thereto and Bank of America, N.A., as administrative agent. The Fifth Loan Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6 were filed as an exhibit to the Company’s Current Report on Form 8-K dated October 3, 2006, an exhibit to the Company’s Current Report on Form 8-K dated September 30, 2008, an exhibit to the Company’s Current Report on Form 8-K dated March 16, 2009, an exhibit to the Company’s Current Report on Form 8-K dated March 26, 2009, an exhibit to the Company’s Current Report on Form 8-K dated April 9, 2009, an exhibit to the Company’s Current Report on Form 8-K dated April 29, 2009 and an exhibit to the Company’s Current Report on Form 8-K dated May 12, 2009, respectively, which Current Reports are incorporated herein by reference.
     Pursuant to Amendment No. 7, the Company may incur additional indebtedness of up to $1 billion; provided, however, that, such indebtedness must be unsecured indebtedness and provided, further, that, the covenants applicable to such indebtedness cannot be more restrictive than those contained in the indentures governing the Company’s existing senior secured indebtedness (the “Qualified Unsecured Debt”). Upon incurrence of such Qualified Unsecured Debt, the Company will be required to apply 50% of the net proceeds from such Qualified Unsecured Debt (other than the initial $250 million in net proceeds from such Qualified Unsecured Debt received after the effective date of Amendment No. 7) to permanently reduce the term loan and revolving portions of indebtedness under the Loan Agreement on a pro rata basis. Furthermore, pursuant to Amendment No. 7 and in addition to the Qualified Unsecured Debt, the Company may incur additional indebtedness (“Refinancing Indebtedness”) to refinance existing indebtedness (“Refinanced Indebtedness”); provided, however that (i) such Refinancing Indebtedness has a stated maturity date no earlier than the later of the stated maturity date of the Refinanced Indebtedness and six months after the maturity date of the Loan Agreement, (ii) the Refinancing Indebtedness has a weighted average life to maturity longer than that of the Refinanced Indebtedness, (iii) such Refinancing Indebtedness is not senior to the Refinanced Indebtedness other than with respect to Refinancing Indebtedness incurred to refinance senior subordinated indebtedness outstanding on the effective date of Amendment No. 7, (iv) the principal amount of the Refinancing Indebtedness is not greater than the sum of 125% of the principal amount of the Refinanced Indebtedness and all of the accrued interest on the Refinanced Indebtedness and all expenses and premiums incurred in connection with such refinancing, and (v) the covenants applicable to such Refinancing Indebtedness is not more restrictive than those contained in the indentures governing the Company’s existing senior secured indebtedness. In the event that the proceeds from the Refinancing Indebtedness is not used concurrently with the incurrence thereof to refinance the corresponding Refinanced Indebtedness, the Company will be obligated to apply such proceeds to reduce the outstanding indebtedness under the revolving credit facility, which repayment may only be reborrowed to refinance the corresponding Refinanced Indebtedness or to permanently reduce the term loan and revolving portions of indebtedness under the Loan Agreement on a pro rata basis. In addition, pursuant to Amendment No. 7, the Company may issue additional equity interests in the Company to the extent that such issuance does not result in a change of control of the Company. Upon such issuance of equity interests, the Company will be required to apply 50% of the net proceeds (other than the initial $500 million in net proceeds from such issuance received after the effective date of the Amendment No. 7) to permanently reduce the term loan and revolving portions of indebtedness under the Loan Agreement on a pro rata basis.
     Certain of the lenders party to the Loan Agreement and their respective affiliates have in the past engaged in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they received customary fees, expense reimbursement or other payments.

     The foregoing description of Amendment No. 7 does not purport to be complete and is qualified in its entirety by Amendment No. 7 filed as Exhibit 10 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:
10	Amendment No. 7, dated November 4, 2009, by and among MGM MIRAGE, as borrower; MGM Grand Detroit, LLC, as co-borrower; the Lenders and Co-Documentation Agents named therein; Bank of America, N.A., as Administrative Agent; the Royal Bank of Scotland PLC, as Syndication Agent; Bank of America Securities LLC and The Royal Bank of Scotland PLC, as Joint Lead Arrangers; and Bank of America Securities LLC, The Royal Bank of Scotland PLC, J.P. Morgan Securities Inc., Citibank North America, Inc. and Deutsche Bank Securities Inc., as Joint Book Managers.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: November 5, 2009	By:	/s/ Troy E. McHenry
Troy E. McHenry
Vice President – Legal Affairs

INDEX TO EXHIBITS

No.	Description

10	Amendment No. 7, dated November 4, 2009, by and among MGM MIRAGE, as borrower; MGM Grand Detroit, LLC, as co-borrower; the Lenders and Co-Documentation Agents named therein; Bank of America, N.A., as Administrative Agent; the Royal Bank of Scotland PLC, as Syndication Agent; Bank of America Securities LLC and The Royal Bank of Scotland PLC, as Joint Lead Arrangers; and Bank of America Securities LLC, The Royal Bank of Scotland PLC, J.P. Morgan Securities Inc., Citibank North America, Inc. and Deutsche Bank Securities Inc., as Joint Book Managers.